     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 1998

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                 BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

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
               DELAWARE                                 7373                                76-0553110
   (State or other jurisdiction of          (Primary Standard Industrial                 (I.R.S. Employer
    incorporation or organization)          Classification Code Number)                Identification No.)
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                       10375 RICHMOND AVENUE, SUITE 1620
                              HOUSTON, TEXAS 77042
                                 (713) 361-2500
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                MARSHALL G. WEBB
                 BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.
                       10375 RICHMOND AVENUE, SUITE 1620
                              HOUSTON, TEXAS 77042
                                 (713) 361-2500
                              FAX: (713) 361-2501
           (Name, address, including zip code, and telephone number,
            including area code, of registrant's agent for service)

                             ---------------------

                                   Copies to:

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
                 ROBERT J. VIGUET, JR.                                      CHARLES L. STRAUSS
    CHAMBERLAIN, HRDLICKA, WHITE, WILLIAMS & MARTIN                    FULBRIGHT & JAWORSKI L.L.P.
             1200 SMITH STREET, SUITE 1400                              1301 MCKINNEY, 51ST FLOOR
               HOUSTON, TEXAS 77002-4310                                HOUSTON, TEXAS 77010-3095
                     (713) 658-1818                                           (713) 651-5151
                  FAX: (713) 658-2553                                      FAX: (713) 651-5246
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    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
                             ---------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (No. 333-43209)

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

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
================================================================================================================================
 TITLE OF EACH CLASS OF                                PROPOSED MAXIMUM          PROPOSED MAXIMUM
    SECURITIES TO BE             AMOUNT TO            AGGREGATE OFFERING        AGGREGATE OFFERING             AMOUNT OF
       REGISTERED            BE REGISTERED(1)           PRICE PER SHARE              PRICE(1)              REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------------
Common Stock,
  $.001 par value             575,000 shares                $13.00                  $7,475,000                  $2,206
================================================================================================================================
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(1) Includes 75,000 shares of Common Stock issuable upon exercise of the
    Underwriters' over-allotment option.

                             ---------------------

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.
================================================================================

     The contents of the registration statement on Form S-1 (No. 333-43209) filed by BrightStar Information Technology Group, Inc. pursuant to the Securities Act of 1933, as amended, and declared effective on April 16, 1998, are hereby incorporated by reference in this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 16, 1998.

                                    BRIGHTSTAR INFORMATION TECHNOLOGY
                                    GROUP, INC.

                                    By:        /s/ MARSHALL G. WEBB
                                      ------------------------------------------
                                      Marshall G. Webb, President and Chief
                                       Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of April 16, 1998.

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
                      SIGNATURE                                                TITLE
                      ---------                                                -----

                  GEORGE M. SIEGEL*                         Chairman of the Board of Directors
-----------------------------------------------------
                  George M. Siegel

                /s/ MARSHALL G. WEBB                        President, Chief Executive Officer and
-----------------------------------------------------         Director
                  Marshall G. Webb                            (Principal Executive Officer)

                  DANIEL M. COFALL*                         Executive Vice President, Chief
-----------------------------------------------------         Financial Officer and Treasurer
                  Daniel M. Cofall                            (Principal Financial and Accounting
                                                              Officer)

              *By: /s/ MARSHALL G. WEBB
  ------------------------------------------------
                  Marshall G. Webb
                  Attorney-in-Fact
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

                                 EXHIBIT INDEX

     The contents of the Registration Statement on Form S-1 (Registration No. 333-43209), registering 3,750,000 shares of common stock, $.001 par value, of the Registrant, are hereby incorporated by reference herein. Filed as exhibits hereto are the following opinions and consents:

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
        EXHIBITS                                 DESCRIPTION
        --------                                 -----------
          5.1            -- Opinion of Chamberlain, Hrdlicka, White, Williams &
                            Martin as to the legality of the securities being
                            registered.
         23.1            -- Consent of Deloitte & Touche, LLP. dated April 20, 1998.
         23.2            -- Consent of Deloitte Touche Tohmatsu dated April 20, 1998.
         23.3            -- Consent of Chamberlain, Hrdlicka, White, Williams &
                            Martin (included in Exhibit 5.1).
         23.4            -- Consent of Brian R. Blackmarr to be named as a director.
         23.5            -- Consent of Jennifer T. Barrett to be named as a director.
         23.6            -- Consent of David A. Reamer to be named as a director.
         23.7            -- Consent of William H. Sitter to be named as a director.
         24.1            -- Power of Attorney (incorporated by reference to page II-5 of the Registrant's Registration Statement on Form S-1,
                            SEC File No. 333-43209, dated December 24, 1997).
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